497(e) Filing

GUP 002-32783

UIT-981 002-96223

Independence Plus 333-124398

Potentia 333-49232

The Variable Annuity Life Insurance Company

Separate Account A

GUP and GTS-VA

UIT-981 (Impact)

Independence Plus

Potentia (R)

Supplement to Prospectus Dated May 1, 2005

The following paragraphs should be inserted as part of the "General Information" section of the prospectus:

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

The Company expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on Contracts issued prior to termination of the American Home guarantee would continue to be covered by the American Home guarantee, including obligations arising from Purchase Payments received after termination, until satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group, Inc.

The paragraph below should be inserted as part of the "Financial Statements" section of the prospectus:

The financial statements of the Company, the Separate Account and American Home can be found in the Statement of Additional Information ("SAI"). You may obtain a free copy of this SAI by calling 1-800-428-2542 or sending a written request to our Home Office.

Impact prospectus only

On page 18 of the prospectus, the first paragraph below Exceptions to Surrender Charge is replaced with the following:

No surrender charge will be applied:

  To money applied to provide a Payout Option;
  To death benefits, or
  If no Purchase Payments have been received during the 36 months prior to the date of surrender.

Please keep this supplement with your prospectus.

March 1, 2006